Series A Preferred Stock	3 Months Ended
Mar. 31, 2023
Equity [Abstract]
Series A Preferred Stock
Note 15. Series A Preferred Stock
On March 8, 2023, the Disinterested Directors Committee of the Board of Directors (the "Board") of the Company declared a cash dividend of $0.17 per share on the Company's Series A Preferred Stock. As of the record date of March 22, 2023, a total of 245,045,431 shares of Series A Preferred Stock were outstanding, resulting in an aggregate dividend amount of $42 million. Cash was transferred on March 29, 2023 to the transfer agent for the Series A Preferred Stock in the amount of $42 million for the settlement of the dividend which occurred on April 3, 2023. As of March 31, 2023, a dividend payable of $42 million was recorded within Accrued liabilities, and the cash held by the transfer agent was recorded within Other current assets.
As of March 31, 2023, the remaining unpaid cumulative dividends not yet declared on the shares of Series A Preferred Stock outstanding as of that date was $169 million.